UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 29, 2026

OpenWorld, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida	32746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Explanatory Note

On September 30, 2026, OpenWorld, Inc. (f/k/a VerifyMe, Inc.) (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”), as amended by Amendment No. 1 on Form 8-K/A filed on October 2, 2026 (collectively, the “Original 8-K”), which reported, among other things, the consummation of the merger between the Company and Open World Ltd. The Company is filing this Amendment No. 2 on Form 8-K/A (this “Amendment”) to provide the historical financial statements required by Item 9.01(a) of Form 8-K, the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K in connection with the merger, and to file herewith the Company’s Amended and Restated Bylaws as Exhibit 3.2 which supersedes and replaces the previously filed Exhibit 3.2, which inadvertently excluded the text of the exhibit, in its entirety. Except as expressly set forth herein, there are no other changes to the Original 8-K, and this Amendment does not modify or update any other disclosures contained in the Original 8-K or reflect events occurring after the filing of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of OpenWorld for the years ended December 31, 2025 and 2024 and the related notes thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of OpenWorld for the three and six months ended June 30, 2026 and 2025 and the related notes thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of VerifyMe, Inc. and Open World Ltd. for the year ended December 31, 2025 and for the six months ended June 30, 2026, together with the related notes thereto, is filed as Exhibit 99.3 to this Amendment and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of OpenWorld, Inc.
23.1	Consent of RSM Cayman Ltd.
99.1	Audited Consolidated Financial Statements of Open World Ltd. for the Years Ended December 31, 2025 and December 31, 2024.
99.2	Unaudited Consolidated Financial Statements of Open World Ltd. for the six months ended June 30, 2026 and June 30, 2025.
99.3	Unaudited pro forma condensed combined financial information of VerifyMe, Inc. and Open World Ltd. for the year ended December 31, 2025 and for the six months ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenWorld, Inc.

Date: October 13, 2026	/s/ Jennifer Cola
	Name:	Jennifer Cola
	Title:	Chief Financial Officer